                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                OCTOBER 17, 2000



                               CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
    DELAWARE                        0-20939                       13-3696170
 (State or Other                (Commission File               (I.R.S. Employer
  Jurisdiction                      Number)                  Identification No.)
of Incorporation)
--------------------------------------------------------------------------------
                              150 CHESTNUT STREET,
                         SAN FRANCISCO, CALIFORNIA 94111
               (Address of Principal Executive Offices) (Zip Code)
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800

PORTIONS AMENDED:

The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on Friday, October 27, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Items 7(a)(4) and 7(b)(2) within 60 days after the due date of the initial filing. Except as set forth in
Item 7 below, no other changes are made to the Current Report on Form 8-K filed on October 27, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     In connection with the merger of TD Merger Sub, Inc., a wholly-owned subsidiary of CNET Networks, Inc., with and into Ziff-Davis Inc. which was completed on October 17, 2000, the financial statements and information required by Items 7(a) and (b) of the General Instructions to Form 8-K have been included in the following documents, previously filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and are hereby incorporated by reference:

     1. Ziff-Davis Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 001-14055).

     2. Ziff-Davis Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 (File No. 001-14055).

     3. Post-Effective Amendment No. 1 to CNET Networks Inc.'s Registration Statement on Form S-4 filed on September 8, 2000 (Reg. No. 333-43900).

(c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of the Current Report on Form 8-K.

EXHIBIT NO.        TITLE

23.1               Consent of PricewaterhouseCoopers LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2000

                                          CNET NETWORKS, INC.



                                          By: /s/ DOUGLAS WOODRUM
                                             -----------------------------------
                                             Name:  Douglas Woodrum
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 23.1          Consent of PricewaterhouseCoopers LLP